UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2023

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Suite 1500E, Bethesda, Maryland 20814-6522
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of exchange on which registered:
Common Stock, $0.01 par value	BFS	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRD	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.000% Series E Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRE	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2023, the Company held its Annual Meeting of Stockholders, at which B. Francis Saul II, John E. Chapoton, D. Todd Pearson, and H. Gregory Platts were elected to the Board of Directors for three-year terms expiring at the 2026 Annual Meeting. The Board members whose terms did not expire as of the May 12, 2023 meeting continue as directors of the Company. Holders of 23,013,987 shares of the Company’s common stock voted in person at the meeting or by proxy (representing 96.2% of the 23,913,630 shares eligible to vote) as follows:

	In Favor	Withheld	Not Voted
B. Francis Saul II	17,174,421	4,807,848	1,031,718
John E. Chapoton	19,773,981	2,208,288	1,031,718
D. Todd Pearson	16,463,573	5,518,696	1,031,718
H. Gregory Platts	14,599,548	7,382,721	1,031,718

The stockholders voted in favor of the ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm as follows:

In Favor	Opposed	Abstain
22,990,129	14,110	9,748

The stockholders voted to approve on a non-binding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2023 Annual Meeting of Stockholders:

In Favor	Opposed	Abstain	Not Voted
21,806,568	157,468	18,233	1,031,718

The stockholders voted to have an advisory vote on executive compensation every three years:

One Year	Two Years	Three Years	Abstain	Not Voted
10,524,203	20,283	11,180,239	149,310	1,139,952

Item 8.01. Other Events.

The Company posted on its web site, www.saulcenters.com, an annual presentation summarizing various operating results and business activities. The presentation is filed as Exhibit 99.(a) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.    Description
99.(a)        Annual Presentation.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SAUL CENTERS, INC.
                        By:    /s/ Carlos L. Heard
                            Carlos L. Heard
Senior Vice President and Chief Financial Officer

Dated: May 15, 2023